NOTE SECURED BY DEED OF TRUST

ADDENDUM TO INSTALLMENT NOTE

TO CONTRACT CONCERNING THE PROPERTY KNOWN AS:

20 ACRES at 0 Fort Cady Road, Newberry Springs, CA 92365

Coronus Solar Inc. and Mike Hoch, dba Seized Property, agree to extend the Installment Note to March 1, 2015. All other terms remain the same, and monthly interest will continue to be paid throughout the extension.

DATED EFFECTIVE: May 9, 2013

BUYER:

___________________________________
/s/ CORONUS SOLAR INC.

[purchaser’s signature above/printed name below]
CORONUS SOLAR INC.

SELLER:

____________________________________
/s/ MIKE HOCH

[seller’s signature above/printed name below]
MIKE HOCH, DBA SEIZED PROPERTY